First Amendment

to

Seventh Amended and Restated Credit Agreement

among

Regency Gas Services LP,
as Borrower,

Regency Energy Partners LP
and
The Other Guarantors Party Hereto,
as Guarantors,

Wells Fargo Bank, National Association,
as Administrative Agent, Collateral Agent and an Issuing Bank

and

The Lenders Signatory Hereto

Dated as of February 24, 2015

First Amendment to Seventh Amended and Restated Credit Agreement

This First Amendment to Seventh Amended and Restated Credit Agreement (this “First Amendment”) dated as of February 24, 2015, is among Regency Gas Services LP, a Delaware limited partnership (the “Borrower”), Regency Energy Partners LP, a Delaware limited partnership (“Regency MLP”), the Subsidiary Guarantors, the several banks and other financial institutions or entities party hereto as Lenders, Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”), as an Issuing Bank and as Swingline Lender and Credit Agricole and Mizuho Bank, Ltd. (each, a “New Lender” and collectively, the “New Lenders”).

Recitals

A.    The Borrower, Regency MLP, the Subsidiary Guarantors, the several banks and other financial institutions or entities from time to time party thereto as lenders (the “Lenders”), the Administrative Agent, the Collateral Agent, the Issuing Bank, the Swingline Lender and the other parties thereto are parties to that certain Seventh Amended and Restated Credit Agreement dated as of November 25, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower has requested that (a) certain of the Lenders (the “Increasing Lenders”) agree to increase their Revolving Commitments (the “Existing Lender Revolving Commitment Increase”), and (b) each New Lender become party to the Credit Agreement as a Lender and provide a Revolving Commitment thereunder (the “New Lender Revolving Commitment Increase” and, together with the Existing Lender Revolving Commitment Increase, the “Commitment Increase”).

C.    The Borrower has advised the Administrative Agent that Regency MLP has entered into a definitive merger agreement with Energy Transfer Partners, L.P. (“ETP”), dated as of January 25, 2015, as amended by that Amendment No. 1 dated as of February 18, 2015, pursuant to which the unitholders of Regency MLP will receive 0.4066 common units of ETP and specified additional unit consideration (the “Merger”). The Merger is expected to close in the second quarter of 2015.

D.    The Increasing Lenders and the New Lenders have agreed to provide the Commitment Increase in an aggregate principal amount equal to $500,000,000 subject to the effectiveness of the amendments set forth in Section 2 hereof and the satisfaction or waiver (in accordance with Section 10.02) of the conditions precedent set forth in Section 4 hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Section 1.01 (Defined Terms).

(a)    The following definitions contained in Section 1.01 are hereby amended in their entirety to read as follows:

“Loan” shall mean an extension of credit by a Lender to the Borrower in the form of a Revolving Loan or a Swingline Loan (and shall include any Loan contemplated by Section 2.19).
“Maturity Date” shall mean the earliest of (a) November 25, 2019, as such day may be extended pursuant to Section 2.19 hereof, (b) such earlier date on which the Revolving Commitments are terminated in full pursuant to Section 2.07(b) or Section 8.01 or (c) the effective date of the Merger.
“Revolving Commitment” shall mean, with respect to each Lender, the total aggregate commitment of such Lender to make Revolving Loans pursuant to Section 2.01 and to acquire participations in Letters of Credit and Swingline Loans pursuant to Section 2.17 and Section 2.16, respectively, as such commitment may be (a) reduced from time to time pursuant to Section 2.07, (b) reduced or increased (with such Lender’s consent) from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04, (c) terminated pursuant to Section 2.07, or (d) terminated pursuant to Section 8.01. The amount of each Lender’s Revolving Commitment is set forth on Annex I, or in the Increase Joinder or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate principal amount of the Revolving Commitments on the Effective Date is $2,000,000,000.
(b)    The following new definitions are hereby added to Section 1.01 in alphabetical order:
“First Amendment” shall mean that certain First Amendment to Seventh Amended and Restated Credit Agreement dated as of February 24, 2015, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Issuing Bank, the Swingline Lender and the Lenders party thereto.
“First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment.
“Merger” shall have the meaning assigned to such term in the First Amendment.
(c)    The following defined terms are hereby deleted in their entirety from Section 1.01: “Increase Effective Date”, “Increase Joinder”, “Incremental Revolving Commitment”, “Post-Increase Lenders” and “Pre-Increase Lenders”.
2.2    Amendment to Section 2.18 (Increase in Commitments; Release of Collateral). Section 2.18 is hereby amended in its entirety to read as follows:

“SECTION 2.18.    Reserved.”
2.3    Amendment to Section 6.01(a)(i) (Indebtedness). Section 6.01(a)(i) is hereby amended in its entirety to read as follows:

“Indebtedness incurred under this Agreement (including Section 2.19) and the other Loan Documents;”

2.4    Amendments to Section 10.02(b) (Required Consents).

(a)    The reference to “pursuant to Sections 2.18 and 2.19” in Section 10.02(b)(vii) is hereby amended in its entirety to read as follows “pursuant to Section 2.19”.

(b)    The reference to “to effect the provisions of Sections 2.18 and 2.19, as applicable” in the last paragraph of Section 10.02(b) is hereby amended in its entirety to read as follows “to effect the provisions of Section 2.19.”

Section 3.    Commitment Increase.

3.1    Increasing Lender Increases in Revolving Commitment. Each Increasing Lender and the Borrower agree that, subject to the effectiveness of the amendments set forth in Section 2 hereof and the satisfaction of each condition precedent set forth in Section 4 hereof, from and after the First Amendment Effective Date, such Increasing Lender’s Revolving Commitment shall be increased to the Revolving Commitment set forth opposite such Increasing Lender’s name on Annex I attached hereto.

3.2    New Lender Joinder and Revolving Commitment. Each New Lender and the Borrower agree that, subject to the effectiveness of the amendments set forth in Section 2 hereof and the satisfaction of each condition precedent set forth in Section 4 hereof, from and after the First Amendment Effective Date, (a) each New Lender shall be a party to the Credit Agreement as a Lender and is subject to all rights and obligations of a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent of its Pro Rata Percentage and (b) each New Lender’s Revolving Commitment is in the amount set forth opposite such New Lender’s name on Annex I attached hereto.

3.3    Replacement of Annex I. Subject to the effectiveness of the amendments set forth in Section 2 hereof and the satisfaction of each condition precedent set forth in Section 4 hereof, each Increasing Lender, each New Lender, the Administrative Agent and the Borrower agree that Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement.
3.4    Reallocation. Subject to the effectiveness of the amendments set forth in Section 2 hereof and the satisfaction of each condition precedent set forth in Section 4 hereof, after giving effect to this First Amendment and any Borrowing made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Pro Rata Percentage (after giving effect to this First Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Pro Rata Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata Percentage (after giving effect to this First Amendment) and (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Exposure applicable to each Lender equals its Pro Rata Percentage (after giving effect to this First Amendment) of the aggregate Revolving Exposure of all Lenders. After giving effect to this First Amendment and any Borrowing made on the First Amendment Effective Date, the Administrative Agent may make such reallocations, disbursements and fund transfers amongst the Lenders as it deems appropriate to effectuate the amendments and other terms of this First Amendment and to otherwise adjust and/or reconcile their respective allocations of the Loans resulting therefrom; provided, that in no event shall any such disbursement, reallocation or fund transfer be considered an extinguishment, novation or retirement of the Obligations under the Loan Documents. The Borrower hereby confirms and agrees that it shall be required to make any break-funding payments which may be required under Section 2.12 resulting from the Loans and adjustments described in this Section 3.4. The Revolving Commitments made pursuant to the Commitment Increase shall have the same terms, other than upfront fees, as the existing Revolving Commitments.
3.5    Certain Agreements of each Increasing Lender. Each Increasing Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment and to consummate the transactions contemplated hereby, and (b) it has received a copy of the most recent financial statements delivered pursuant to Section 5.01, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender.

3.6    Certain Agreements of each New Lender. As of the First Amendment Effective Date, each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, (iv) if it is a Foreign Lender, attached to its signature page to this Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender, and (v) from and after the First Amendment Effective Date, such New Lender shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Section 4.    Conditions Precedent. This First Amendment shall be effective upon the date of the receipt by the applicable Persons of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (or waived in accordance with Section 10.02) (the “First Amendment Effective Date”):
4.1    First Amendment. The Administrative Agent shall have received from the Required Lenders (determined prior to giving effect to the Commitment Increase), each Increasing Lender, each New Lender, each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

4.2    Notes. To the extent requested by an Increasing Lender or by a New Lender, the Borrower shall issue to such Increasing Lender and to such New Lender a Note in accordance with Section 2.04(c), which Note shall be in a principal amount equal to the Revolving Commitment of such Increasing Lender or such New Lender, as applicable, to evidence the Loans that may be made by such Increasing Lender or such New Lender in accordance with the terms of the Credit Agreement. Each Increasing Lender (a) to whom a Note has heretofore been issued by Borrower to evidence Loans made by such Increasing Lender pursuant to the Credit Agreement (such Increasing Lender’s “Existing Note”) and (b) to whom a new Note is issued pursuant to this Section 4.2 (such Increasing Lender’s “New Note”) shall, promptly after receipt of its New Note, mark the original of its Existing Note “renewed” or “replaced” (or with a word or words of similar import) and return the same, so marked, to Borrower.

4.3    Opinion of Counsel. The Administrative Agent shall have received a legal opinion from Sidley Austin LLP, counsel to Loan Parties, and such other opinions of counsel to Borrower, in form and substance reasonably satisfactory to the Administrative, as may be reasonably requested by the Administrative Agent or its counsel.

4.4    Organization/Good Standing. The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation and each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

4.5    Organizational Documents; Incumbency; Resolutions. The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party dated the First Amendment Effective Date which shall certify that (i) attached thereto are true and complete copies of each Organizational Document of such Loan Party or that no amendments or other modifications have been made to the Organizational Documents of such Loan Party delivered to Administrative Agent on the Effective Date or on the date of such Loan Party’s joinder to the Loan Documents, as applicable; (ii) each individual named in such certificate of such Loan Party is a duly elected, qualified and acting officer of such Loan Party as of the First Amendment Effective Date, holds the offices set forth opposite his/her name on such certificate as of the First Amendment Effective Date, and the signature set forth beside the name and title of said officer and authorized signatory on such certificate is his/her true and authentic signature as of the First Amendment Effective Date; and (iii) attached thereto are true and complete copies of the resolutions of the governing body of such Loan Party approving and authorizing the execution, delivery and performance of the First Amendment and the other Loan Documents delivered in connection herewith on behalf of such Loan Party and that such resolutions are in full force and effect without modification or amendment as of the date hereof.

4.6    Third Party Consents. The Borrower shall have obtained all consents, exemptions, authorizations, approvals, registrations or filings with, or any other action by, any Governmental Authority or any other third person required to consummate the transactions contemplated by this First Amendment, each of which shall be in full force and effect as of the First Amendment Effective Date.

4.7    Fees and Other Expenses. Borrower shall have paid to the Administrative Agent any and all fees and expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this First Amendment and the transactions contemplated hereby that are due and payable on or prior to the First Amendment Effective Date, including, without limitation, (a) any break-funding payments which may be required under Section 2.12 resulting from the Loans and adjustments described in Section 3.4 hereof and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, without limitation, the reasonable fees and expenses of Vinson & Elkins LLP, counsel to the Administrative Agent and the Collateral Agent).

4.8    No Default. No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date or would result from the Borrowings to be made on the First Amendment Effective Date.

4.9    Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Article III or in any other Loan Document shall be true and correct in all material respects (or in all respects if such representation or warranty is by its terms already qualified as to materiality) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

4.10    Financial Covenants. As of the December 31, 2014, after calculating Consolidated EBITDA, Indebtedness and Consolidated Interest Expense on a Pro Forma Basis to give effect to the Borrowings to be made on the First Amendment Effective Date, any Permitted Acquisition (including any Permitted Acquisition financed on the First Amendment Effective Date) and Asset Sales consummated at any time on or after the first day of the Test Period ended December 31, 2014 as if the incurrence of such Indebtedness and any such Permitted Acquisition had been effected on the first day of such period and as if each such Asset Sale had been consummated on the first day of such period, the Borrower shall be in compliance with each of the covenants set forth in Section 6.10.
4.11    Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in this Section 4 (other than conditions the satisfaction of which is subject to the determination of the Administrative Agent, the Collateral Agent or the other Lenders).

4.12    Miscellaneous. The Administrative Agent shall have received such other assurances, certificates, instruments, or documents as the Administrative Agent reasonably may require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted by Section 10.02. Such declaration shall be final, conclusive and binding upon all parties to this First Amendment for all purposes.

Section 5.    Ratification and Affirmation; Representations and Warranties; Etc. Each Loan Party hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date except to the extent that any such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct in all respects (after giving effect to any such qualification); provided, that if any such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent that any such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representations and warranties were true and correct in all respects (after giving effect to any such qualification) as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, the Loan Documents and all of the

Collateral described therein do and shall continue to secure the payment of all Secured Obligations, as amended by this First Amendment.

Section 6.    Miscellaneous.

6.1    Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. This First Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.

6.2    No Waiver. Nothing contained in this First Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s, Collateral Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument or (d) operate as a waiver of any right, privilege or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.3    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

6.4    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.5    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

6.6    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.8    Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

REGENCY GAS SERVICES LP, as Borrower

By: Regency OLP GP LLC, its General Partner

By:    /s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President

REGENCY ENERGY PARTNERS LP, as Guarantor

By: Regency GP LP, its General Partner
By: Regency GP LLC, its General Partner

By: /s/ Michael J. Bradley
Name: Michael J. Bradley
Title: President and Chief Executive Officer

First Amendment
Signature Page

WGP-KHC, LLC
By: FrontStreet Hugoton LLC, its Sole Member
PVR MIDSTREAM JV HOLDINGS LLC
REGENCY HYDROCARBONS LLC
REGENCY LAVERNE LLC
CONNECT GAS PIPELINE LLC
REGENCY PIPELINE LLC
REGENCY UTICA GAS GATHERING LLC
REGENCY MARCELLUS GAS GATHERING LLC
REGENCY NEPA GAS GATHERING LLC
PENN VIRGINIA OPERATING CO., LLC
CDM HOLDINGS LLC
By: CDM Resource Management LLC, its Sole Member
CDM RESOURCE MANAGEMENT LLC
FRONTSTREET HUGOTON LLC
GULF STATES TRANSMISSION LLC
REGAL MIDSTREAM LLC
REGENCY FIELD SERVICES LLC
REGENCY GAS UTILITY LLC
REGENCY HAYNESVILLE INTRASTATE GAS LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY MIDCONTINENT EXPRESS LLC
REGENCY MIDSTREAM LLC
REGENCY RANCH JV LLC
REGENCY TEXAS PIPELINE LLC
REGENCY UTICA HOLDCO LLC
RGP MARKETING LLC
RGU WEST LLC
RHEP CRUDE LLC
REGENCY CRUDE MARKETING LLC
SUPERIOR GAS COMPRESSION, LLC
REGENCY GOM LLC
GALVESTON BAY GATHERING, LLC
CMA PIPELINE PARTNERSHIP, LLC
REGENCY DESOTO PIPELINE LLC
REGENCY DESOTO-HESCO SERVICES LLC
REGENCY VAUGHN GATHERING LLC
MIDSTREAM GAS SERVICES LLC
REGENCY QUITMAN GATHERING LLC
HESCO GATHERING COMPANY, L.L.C.
HESCO PIPELINE COMPANY, L.L.C.

First Amendment
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REGENCY ERCP LLC
REGENCY MI VIDA LLC
RSS WATER SERVICES LLC,
as Subsidiary Guarantors

By: Regency Gas Services LP, its Sole Member
By: Regency OLP GP LLC, its General Partner

By:    /s/ Thomas E. Long
Name: Thomas E. Long
Title: Vice President

RGP WESTEX GATHERING INC.
WEST TEXAS GATHERING COMPANY,
as Subsidiary Guarantors

By:    /s/ Thomas E. Long
Name: Thomas E. Long
Title: Vice President

DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
KANAWHA RAIL LLC
LJL, LLC
LOADOUT LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC,
as Subsidiary Guarantors

By: Penn Virginia Operating Co., LLC, as its sole     member
By: Regency Gas Services LP, as its sole member
By: Regency OLP GP LLC, as its general partner

By:    /s/ Thomas E. Long
Name: Thomas E. Long
Title: Vice President

First Amendment
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MATERIALS HANDLING SOLUTIONS LLC

By: Loadout LLC, as its sole member
By: Penn Virginia Operating Co., LLC, as its sole member
By: Regency Gas Services LP, as its sole member
By: Regency OLP GP LLC, as its general partner

By:    /s/ Thomas E. Long
Name:    Thomas E. Long
Title:    Vice President

First Amendment
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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender and a Lender

By:    /s/ Nathan Starr
Name: Nathan Starr
Title: Assistant Vice President

First Amendment
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BANK OF AMERICA, N.A., as a Lender

By:    /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

First Amendment
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THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:    /s/ Brian Smith
Name: Brian Smith
Title: Authorized Signatory

First Amendment
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JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

First Amendment
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BARCLAYS BANK PLC, as a Lender

By:    /s/ Alicia Borys
Name: Alicia Borys
Title: Vice President

First Amendment
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CITIBANK, N.A., as a Lender

By:    /s/ Peter Kardos
Name: Peter Kardos
Title: Vice President

First Amendment
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:    /s/ Karim Rahimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

First Amendment
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SUNTRUST BANK, as a Lender

By:    /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

First Amendment
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NATIXIS, as a Lender

By:    /s/ Jarrett C. Price
Name: Jarrett C. Price
Title: Vice President

By:    /s/ Stuart Murray
Name: Stuart Murray
Title: Managing Directot

First Amendment
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ROYAL BANK OF CANADA, as a Lender

By:    /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

First Amendment
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COMPASS BANK, as a Lender

By:    /s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

First Amendment
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COMERICA BANK, as a Lender

By:    /s/ Devin S. Eaton
Name: Devin S. Eaton
Title: Relationship Manager

First Amendment
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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:    /s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

By:    /s/ Chris Chapman
Name: Chris Chapman
Title: Director

First Amendment
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MORGAN STANLEY BANK, N.A., as a Lender

By:    /s/ Dimitriy Barskiy
Name: Dimitriy Barskiy
Title: Authorized Signatory

First Amendment
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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By:    /s/ Dimitriy Barskiy
Name: Dimitriy Barskiy
Title: Authorized Signatory

First Amendment
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THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

First Amendment
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SCOTIABANC INC., as a Lender

By:    /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

First Amendment
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UBS AG, STAMFORD BRANCH, as a Lender

By:    /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:    /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

First Amendment
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AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ John G. Murray
Name: John G. Murray
Title: Senior Vice President

First Amendment
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CAPITAL ONE, N.A., as a Lender

By:    /s/ Nancy Mak
Name: Nancy Mak
Title: Senior Vice President

First Amendment
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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Jonathan Luchansky
Name: Jonathan Luchansky
Title: Assistant Vice President

First Amendment
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:    /s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

First Amendment
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FIFTH THIRD BANK, as a Lender

By:    /s/ Larry Hayes
Name: Larry Hayes
Title: Director

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ABN AMRO CAPITAL USA LLC, as a Lender

By:    /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:    /s/ Casey Lowary
Name: Casey Lowary
Title: Executive Director

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BNP PARIBAS, as a Lender

By:    /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By:    /s/ Joanna Lau
Name: Joanna Lau
Title: Vice President

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GOLDMAN SACHS BANK USA, as a Lender

By:    /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

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SCOTIABANC INC., as a Lender

By:    /s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

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DNB CAPITAL LLC, as a Lender

By:    /s/ Robert Dupree
Name: Robert Dupree
Title: Senior Vice President

By:    /s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a New Lender

By:    /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By:    /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

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MIZUHO BANK, LTD., as a New Lender

By:    /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

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Annex I

REVOLVING COMMITMENTS AND PRO RATA PERCENTAGES

Lender	Revolving Commitment	Pro Rata Percentage
Wells Fargo Bank, National Association	$134,000,000	5.3600%
Bank of America, N.A.	$131,250,000	5.2500%
JPMorgan Chase Bank, N.A.	$131,250,000	5.2500%
The Royal Bank of Scotland plc	$131,250,000	5.2500%
Barclays Bank PLC	$115,000,000	4.6000%
Citibank, N.A.	$115,000,000	4.6000%
Compass Bank	$115,000,000	4.6000%
Credit Suisse AG, Cayman Islands Branch	$115,000,000	4.6000%
Natixis, New York Branch	$115,000,000	4.6000%
Royal Bank of Canada	$115,000,000	4.6000%
SunTrust Bank	$115,000,000	4.6000%
PNC Bank, National Association	$97,250,000	3.8900%
Capital One, N.A.	$90,000,000	3.6000%
Comerica Bank	$90,000,000	3.6000%
Deutsche Bank AG New York Branch	$90,000,000	3.6000%
UBS AG, Stamford Branch	$90,000,000	3.6000%
Scotiabanc Inc.	$45,000,000	1.8000%
The Bank of Nova Scotia	$45,000,000	1.8000%
The Bank Of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000	3.0000%
Morgan Stanley Bank, N.A.	$62,500,000	2.5000%
Morgan Stanley Senior Funding, Inc.	$12,500,000	0.5000%
ABN AMRO Capital USA LLC	$60,000,000	2.4000%
Amegy Bank National Association	$60,000,000	2.4000%
BNP Paribas	$60,000,000	2.4000%
Credit Agricole	$60,000,000	2.4000%
DNB Capital LLC	$60,000,000	2.4000%
Fifth Third Bank	$60,000,000	2.4000%
Mizuho Bank, Ltd.	$60,000,000	2.4000%
Goldman Sachs Bank USA	$50,000,000	2.0000%
Total:	$2,500,000,000	100.0000%

First Amendment
Annex I